UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2005

FREESCALE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735
(Address of principal executive offices, including zip code)

(512) 895-2000
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Second Amended and Restated Certificate of Incorporation
Amended and Restated By-Laws
Omnibus Incentive Plan - Form of Restricted Stock Unit Award Agreement
Omnibus Incentive Plan - Form of Award Agreement

Item 1—Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

     On April 29, 2005, the stockholders of Freescale Semiconductor, Inc. (“Freescale”), upon recommendation of Freescale’s Board of Directors (the “Board”), approved the Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005 (the “Plan”). The Board approved the Plan on March 1, 2005, subject to stockholder approval. The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance cash awards and annual management incentive awards for the purposes of encouraging outstanding individuals to accept or continue employment with Freescale and its subsidiaries or to serve as directors of Freescale; furnishing maximum incentive to those persons to improve operations and increase profits; and strengthening the mutuality of interest between those persons and Freescale’s stockholders by providing them stock and cash incentives. The total number of shares that may issued or transferred pursuant to awards under the Plan is 30,000,000 shares of Freescale’s Class A Common Stock. A more detailed summary of the material features of the Plan is set forth in Freescale’s proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 21, 2005 (the “Proxy”). The summary in the proxy statement and the description of the Plan herein are qualified in their entirety by reference to the full text of the Plan, which is included as part of the proxy statement and is Exhibit 10.1 to this report and incorporated herein by reference.

     In addition, on April 28, 2005, the Compensation and Leadership Committee of the Board (the “Committee”) approved the form of Restricted Stock Unit Award Agreement and the form of Award Document for non-qualified stock options, to be used in making grants under the Plan. The form of Restricted Stock Unit Award Agreement provides for the granting of restricted stock units, which are subject to transfer and forfeiture restrictions for a period of time as specified in the agreement. The form of Award Document provides for the granting of non-qualified stock options, with specified vesting provisions and an exercise price equal to the fair market value of Freescale’s Class A Common Stock on the date of grant. Copies of the forms of the award agreements are attached as Exhibits 10.2 and 10.3, respectively, to this report and are incorporated herein by reference.

     On April 28, 2005, the Committee also approved the performance measure to be used to determine the amounts of the cash bonus awards that may be paid to the named executive officers of Freescale for the remainder of fiscal year 2005. The aggregate bonus opportunity for all named executive officers will be equal to 5% of Freescale’s consolidated operating earnings before income taxes for the period beginning on April 4, 2005 and ending on December 31, 2005, computed in accordance with generally accepted accounting principles, but excluding the effects of “special items” (defined as gains or losses on the disposition of a business, changes in tax or accounting regulations or laws or the effect of a merger or acquisition, as determined in accordance with generally accepted accounting principles). Each named executive officer, other than Freescale’s Chief Executive Officer, is entitled to a maximum of 17.5% of the aggregate bonus opportunity and the Chief Executive Officer is entitled to a maximum of 30% of the aggregate bonus opportunity. After the completion of fiscal year 2005, the Committee will determine the aggregate opportunity and will determine the actual bonus amounts to be paid.

Actual bonus amounts will be based on the achievement of specified corporate metrics and individual goals.

Section 5—Corporate Governance and Management.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective April 29, 2005, the stockholders of Freescale approved in part the administrative changes to its Amended and Restated Certificate of Incorporation as proposed in the Proxy to remove outdated and possibly confusing references to Freescale’s former parent, Motorola, Inc. (“Motorola”). A copy of the Second Amended and Restated Certificate of Incorporation as filed with the Office of the Secretary of State of the State of Delaware is filed with this Report as Exhibit 3.1.

     Effective April 29, 2005, the stockholders also approved in part the administrative changes to its Amended and Restated By-Laws as proposed in the Proxy to remove outdated and potentially confusing references to Motorola and provisions with respect to Motorola that are no longer appropriate. Freescale’s stockholders also approved changes to the By-Laws to clarify and delineate the duties and functions of Freescale’s Chairman of the Board and its Chief Executive Officer. A copy of the Second Amended and Restated By-Laws is filed with this Report as Exhibit 3.2.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated By-Laws.

10.1	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005, incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 (Reg. No. 333-124570) filed with the Securities and Exchange Commission on May 3, 2005.

10.2	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005—Form of Restricted Stock Unit Award Agreement.

10.3	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005—Form of Award Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

	By:	/s/ John D. Torres

	Name:	John D. Torres
	Title:	Senior Vice President, General Counsel and Secretary
Date: May 4, 2005

Exhibit Index

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated By-Laws.

10.1	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005, incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 (Reg. No. 333-124570) filed with the Securities and Exchange Commission on May 3, 2005.

10.2	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005—Form of Restricted Stock Unit Award Agreement.

10.3	Freescale Semiconductor, Inc. Omnibus Incentive Plan of 2005—Form of Award Agreement.